UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2020

SIEBERT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
incorporation)

120 Wall Street, New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 7, 2020, Siebert Financial Corp. (the “Company”) (NASDAQ: SIEB), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that effective January 1, 2020, the Company completed its acquisition of all of the shares of common stock of StockCross Financial Services, Inc. (“StockCross”) from the StockCross shareholders and the merger of StockCross with and into Muriel Siebert & Co., Inc. (the “Merger”).

This Amendment No. 1 to the Original Form 8-K is being filed solely to include the financial statements and financial information required under Item 9.01, which statements and information were excluded from the Original Form 8-K in reliance on paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K. Except as stated in this Explanatory Note, no other information contained in the Original Form 8-K is changed.

Forward-Looking Statements.
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate,” “believe,” “estimate” and similar words. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC.
Item 9.01. Financial Statements and Exhibits.
(a)  Financial statements of businesses acquired.
Audited financial statements and the accompanying notes of StockCross for the years ended December 31, 2019 and 2018 attached hereto as Exhibit 99.2 and incorporated herein by reference.
(b)  Pro forma financial information.
Unaudited pro forma financial statements and the accompanying notes as of and for the year ended December 31, 2019 attached hereto as Exhibit 99.3 and incorporated herein by reference.
The unaudited pro forma financial statements as of and for the year ended December 31, 2019 combines the unaudited historical consolidated financial statements data for the period then ended and gives effect to the Merger on a pro forma basis as if it had been completed on January 1, 2019.
(d)          Exhibits
99.1 Agreement and Plan of Merger, dated as of December 31, 2019 by and among Siebert Financial Corp., Muriel Siebert & Co., Inc., StockCross Financial Services, Inc. (“StockCross”) and each of the shareholders of StockCross. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on January 7, 2020).
99.2 Audited financial statements and the accompanying notes of StockCross for the years ended December 31, 2019 and 2018.
99.3 Unaudited pro forma financial statements and the accompanying notes for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2020
	By:	/s/ Andrew H. Reich
Andrew H. Reich
EVP, Chief Operating Officer, Chief Financial Officer and Secretary